THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO 180 CONNECT INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

SECURED NON-CONVERTIBLE TERM NOTE

FOR VALUE RECEIVED, each of 180 Connect Inc., a Nevada corporation (the "**Parent**"), and the other companies signatory hereto (such other companies together with the Parent, each a "**Company**" and collectively, the "**Companies**"), jointly and severally, promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "**Holder**") or its registered assigns or successors in interest under that certain Security Agreement referred to below, the sum of Twenty Million Dollars ($20,000,000), or, such lesser aggregate principal amount of the outstanding Term Loan (as defined in the Security Agreement referred to below), together with any accrued and unpaid interest hereon, on July 31, 2009 (the "**Maturity Date**") if not sooner paid in full in immediately available funds.

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security and Purchase Agreement among the Companies and the Holder dated as of the date hereof (as amended, modified and/or supplemented from time to time, the "**Security Agreement**").

The following terms shall apply to this Secured Non-Convertible Note (this "**Note**"):

ARTICLE I
CONTRACT RATE

1.1 Contract Rate. Subject to Sections 3.2 and 4.9 hereof, interest payable on the outstanding principal amount of this Note (the "**Principal Amount**") shall accrue at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "**Prime Rate**"), plus five percent (5.0%) per annum (the "**Contract Rate**"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. The Contract Rate shall not at any time be less than twelve percent (12.0%) per annum. Interest shall be (i) calculated on the basis of a 360 day year for the actual number of days elapsed, and (ii) payable monthly, in arrears, commencing on July 3, 2006 on the first Business Day of each consecutive calendar month

thereafter through and including the Maturity Date and on the Maturity Date, whether by acceleration or otherwise.

1.2 Contract Rate Payments. The Contract Rate shall be calculated on the last Business Day of each calendar month hereafter (other than for increases or decreases in the Prime Rate which shall be calculated and become effective in accordance with the terms of Section 1.1) until the Maturity Date (each a "**Determination Date**") and shall be subject to adjustment as set forth herein.

1.3 Principal Payments. Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the "**Principal Amount**") shall be made by the Company beginning on February 1, 2007 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "**Amortization Date**"). Subject to Article III below, commencing on the first Amortization Date, the Company shall make monthly payments to the Holder on each Repayment Date, each such payment in the amount of $666,667 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under this Note, the Security Agreement and/or any other Ancillary Agreement (collectively, the "**Monthly Amount**"). Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Security Agreement and/or any other Ancillary Agreement shall be due and payable on the Maturity Date.

ARTICLE II
LOANS; PAYMENTS UNDER THIS NOTE

2.1 Loans. All Loans evidenced by this Note shall be made in accordance with the terms and provisions of the Security Agreement.

2.2 Optional Redemption in Cash. The Companies will have the option of prepaying this Note in whole or in part ("**Optional Redemption**") by paying to the Holder a sum of money equal to one hundred ten percent (110%) of the principal amount of this Note prepaid together with accrued but unpaid interest on the principal amount prepaid and any and all other sums due, accrued or payable to the Holder arising under this Note, the Security Agreement, or any other Ancillary Agreement (the "**Redemption Amount**") outstanding on the Redemption Payment Date (as defined below). The Company shall deliver to the Holder a written notice of redemption (the "**Notice of Redemption**") specifying the date for such Optional Redemption (the "**Redemption Payment Date**"), which date shall be seven (7) Business Days after the date of the Notice of Redemption (the "**Redemption Period**"). On the Redemption Payment Date, the Redemption Amount (plus any additional interest and fees accruing on the Notes during the Redemption Period) must be irrevocably paid in full in immediately available funds to the Holder.

2.3 Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Parent to the Holder for the principal balance of this Note and interest which shall

not have been converted or paid. Subject to the provisions of Article III of this Note, the Parent shall not pay any costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

ARTICLE III
EVENTS OF DEFAULT AND DEFAULT RELATED PROVISIONS

3.1 Events of Default. The occurrence of an Event of Default under the Security Agreement shall constitute an event of default ("**Event of Default**") hereunder.

3.2 Default Interest. Following the occurrence and during the continuance of an Event of Default, the Companies shall, jointly and severally, pay additional interest on the outstanding principal balance of this Note in an amount equal to four percent (4%) per annum, and all outstanding Obligations, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

ARTICLE IV
MISCELLANEOUS

4.1 Cumulative Remedies. The remedies under this Note shall be cumulative.

4.2 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.3 Notices. Any notice herein required or permitted to be given hereunder shall be given in accordance with Section 29 of the Security.

4.4 Amendment Provision. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

4.5 Assignability. This Note shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Security Agreement. No Company may assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

4.6 Cost of Collection. In case of any Event of Default under this Note, the Companies shall, jointly and severally, pay the Holder's reasonable costs of collection, including reasonable attorneys' fees.

4.7 Governing Law, Jurisdiction and Waiver of Jury Trial.

(a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b) EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OF THE OTHER ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OF THE OTHER ANCILLARY AGREEMENTS; PROVIDED, THAT EACH COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c) EACH COMPANY AND THE HOLDER DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO

THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, ANY OTHER ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

4.8 <u>Severability</u>. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

4.9 <u>Maximum Payments</u>. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Companies to the Holder and thus refunded to the Companies.

4.10 <u>Security Interest and Guarantee</u>. The Holder has been granted a security interest (i) in certain assets of the Companies as more fully described in the Security Agreement and (ii) pursuant to the Stock Pledge Agreement dated as of the date hereof. The obligations of the Companies under this Note are guaranteed by certain Canadian corporate affiliates of the Companies pursuant to a Canadian Guaranty dated as of the date hereof.

4.11 <u>Construction</u>. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

4.12 <u>Registered Obligation.</u> This Note is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Company (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, each Company has caused this Secured Convertible Note to be signed in its name effective as of this 31st day of July, 2006.

180 CONNECT INC.

By: Steven C. Amato

Name: Steven C. Amato

Title: Sr. VP & CFO

MOUNTAIN CENTER, INC.

By: Steven C. Amato

Name: Steven C. Amato

Title: Sr. VP & CFO

JJ&V COMMUNICATIONS, INC.

By: Steven C. Amato

Name: Steven C. Amato

Title: Sr. VP & CFO

TUMBLEWEED HS INC.

By: Steven C. Amato

Name: Steven C. Amato

Title: Sr. VP & CFO

PIEDMONT TELECOMMUNICATIONS, INC.

By: Steven C. Amato

Name: Steven C. Amato

Title: Sr. VP & CFO

180 DIGITAL INTERIORS, INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP & CFO

HD COMPLETE, INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP & CFO

IRONWOOD COMMUNICATIONS INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP & CFO

QUEENS CABLE CONTRACTORS, INC.

By: [signature]
Name: Steven C. Amato
Title: Sr. VP & CFO